Net finance expense	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Net finance expense	Net finance expense
Recognized in profit or loss

(in thousands of USD)	2022	2021	2020
Interest income	7,063	1,896	3,687
Change in fair value of fuel derivatives recognized in P&L	6,132	1,668	2,800
Foreign exchange gains	13,945	11,370	15,009
Finance income	27,140	14,934	21,496

Interest expense on financial liabilities measured at amortized cost	(85,418)	(57,961)	(60,627)
Interest leasing	(1,237)	(2,378)	(3,287)
Change in fair value of fuel derivatives recognized in P&L	(26,388)	(8,966)	(1,723)
Fair value adjustment on interest rate swaps	(507)	(78)	(108)
Other financial charges	(5,930)	(14,265)	(9,936)
Foreign exchange losses	(13,529)	(11,893)	(15,872)
Finance expense	(133,009)	(95,541)	(91,553)

Net finance expense recognized in profit or loss	(105,869)	(80,607)	(70,057)

Finance income is higher during the year ended December 31, 2022 compared to December 31, 2021 which is mainly due to an increased interest income received on the interest swaps enhanced by an increase in change in fair value of fuel derivatives recognized through P&L.

Finance expenses increased during the year ended December 31, 2022 compared to December 31, 2021. This is mainly due to an increase in interest expenses on financial liabilities enhanced by an increase in change in fair value of fuel derivatives recognized through P&L. The increased interest expenses on financial liabilities are mainly related to an increase in interest expenses on bank loans due to an increasing interest rate environment and a higher average outstanding debt compared to the period ended December 31, 2021. The increased expense in change in fair value of fuel derivatives is mainly due to the higher negative result on the fuel derivatives related to the hedging program of the bunker fuel on board of the Oceania.

The decrease in other financial charges is mainly due to the correction above pari in relation with the bond renewal completed in 2021 as well as a decrease in commitment fees incurred during 2022 compared to 2021.

Interest leasing is the interest on lease liabilities.

The above finance income and expenses include the following in respect of assets (liabilities) not recognized at fair value through profit or loss:

	2022	2021	2020
Total interest income on financial assets	7,063	1,896	3,687
Total interest expense on financial liabilities	(85,418)	(57,961)	(60,627)
Total interest leasing	(1,237)	(2,378)	(3,287)
Total other financial charges	(5,930)	(14,265)	(9,936)
Recognized directly in equity

(in thousands of USD)	2022	2021	2020
Foreign currency translation differences for foreign operations	(477)	(482)	636
Cash flow hedges - effective portion of changes in fair value	30,657	9,852	(2,873)
Net finance expense recognized directly in equity	30,180	9,370	(2,237)
Attributable to:
Owners of the Company	30,180	9,370	(2,237)
Net finance expense recognized directly in equity	30,180	9,370	(2,237)
Recognized in:
Translation reserve	(477)	(482)	636
Hedging reserve	30,657	9,852	(2,873)